UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2018

STRATA SKIN SCIENCES, INC.
(Exact Name of Registrant Specified in Charter)

Delaware	000-51481	13-3986004
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

100 Lakeside Drive, Suite 100, Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   215-619-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

May 15, 2018 Matthew Hill began employment as the Company's Chief Financial Officer. Immediately prior to joining the Company, Mr. Hill was the Chief Financial Officer of SS White Burs, Inc., a privately held medical device manufacturer, where he had worked from 2010. In addition to his experience at SS White Burs, Inc. Mr. Hill has over 20 years of experience in various capacities in public and private companies, and in public accounting with Grant Thornton LLP. Mr. Hill graduated with a B.S. in accounting from Lehigh University in 1991.

The Company and Mr. Hill executed an employment agreement dated May 15, 2018 in connection with the appointment to the Chief Financial Officer position. Under the terms of the agreement, Mr. Hill will receive a base salary of $240,000 and will be eligible to receive an annual bonus based on the Company achieving certain goals. The target bonus amount for fiscal year 2018 is $65,000, and the target bonus is to be re-set annually. Mr. Hill is also to be paid a car allowance of $400. per month. In the event Mr. Hill's employment is terminated, in conjunction with a change of control, he will be entitled to severance equal to 12 months of his base salary, payable subject to execution of a general release in favor of the Company. Pursuant to the employment agreement, at the first meeting of the Board of Directors occurring after the closing of the Accelmed led investment, he is to be awarded 250,000 stock options at the fair market value as of that date. The agreement also contains non-compete and non-solicitation periods.

Item 9.01.          Financial Statements and Exhibits.

10.1                    Employment Agreement Between the Company and Matthew Hill Effective as of May 15, 2018

Exhibit Index

Exhibits.

Exhibit No.	Description

10.1	Employment Agreement Between the Company and Matthew Hill Effective as of May 15, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
STRATA SKIN SCIENCES, INC.
By:	/s/ Dolev Rafaeli
Dolev Rafaeli
Interim Chief Executive Officer

Date:  May 15, 2018